MERRILL LYNCH INVESTMENT MANAGERS


                               PLEASE VOTE NOW!

                 MERRILL LYNCH INTERNET STRATEGIES FUND, INC.
     -------------------------------------------------------------------

                   ** REMINDER REGARDING YOUR INVESTMENT**
     --------------------------------------------------------------------

                                                           September 6, 2001

Dear Stockholder:


We are writing to inform you that the Special Meeting of stockholders of the Merrill Lynch Internet Strategies Fund, Inc. ("Internet Strategies Fund") has been adjourned to Friday, September 28, 2001. The proposal being considered is the approval or disapproval of the Agreement and Plan of Reorganization ("Reorganization") providing for a) the acquisition by Internet Strategies Fund of all assets and liabilities of Master Internet Strategies Trust ("Internet Trust") in return for all the beneficial interests in Internet Trust owned by Internet Strategies Fund and b) the acquisition by Merrill Lynch Global Technology Fund, Inc. ("Technology Fund") of substantially all of the assets and liabilities of Internet Strategies Fund. If approved this simply means that you would become a stockholder of Merrill Lynch Global Technology Fund. Upon the reorganization you will receive shares of Merrill Lynch Global Technology Fund having the same aggregate net asset value as the shares you hold in Merrill Lynch Internet Strategies Fund, Inc.

The Fund's records indicate that we have not yet received your important vote. In an effort to avoid any further expenses to the Fund, we are asking you to please take a moment right now to submit your vote. In order for your vote to be counted and to avoid further solicitation, we must receive your voting instructions on or before Friday, September 28, 2001.

The Boards of Internet Strategies Fund and Internet Trust have approved the Reorganization and recommend that you vote in favor of the proposal.

    PLEASE TAKE A MOMENT TO CAST YOUR IMPORTANT VOTE

For your convenience, we have established four easy methods by which to register your vote:

     1.  By Phone:          Please call Georgeson Shareholder toll free at
         ---------          1-888-742-6722.  Representatives are available
                            to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

     2.  By Internet:       Visit www.proxyvote.com.  Once there, enter the
         -----------        12-digit control number located on your proxy card.

    3.   By Fax:            Fax your signed proxy ballot anytime to 1-800-733-
         -------            1885.

    4.   By Mail:           Return your executed proxy in the enclosed
         -------            postage paid envelope.  Please utilize this
                            option only if methods 1, 2 and 3 are unavailable, as we may not receive your executed proxy by September 28, 2001.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder at 1-888-742-6722.

Thank you for your prompt attention.                                    REG

MERRILL LYNCH INVESTMENT MANAGERS


                               PLEASE VOTE NOW!

                 MERRILL LYNCH INTERNET STRATEGIES FUND, INC.
     -------------------------------------------------------------------

                   ** REMINDER REGARDING YOUR INVESTMENT**
     --------------------------------------------------------------------

                                                       September 6, 2001


Dear Stockholder:

We are writing to inform you that the Special Meeting of stockholders of the Merrill Lynch Internet Strategies Fund, Inc. ("Internet Strategies Fund") has been adjourned to Friday, September 28, 2001. The proposal being considered is the approval or disapproval of the Agreement and Plan of Reorganization ("Reorganization") providing for a) the acquisition by Internet Strategies Fund of all assets and liabilities of Master Internet Strategies Trust ("Internet Trust") in return for all the beneficial interests in Internet Trust owned by Internet Strategies Fund and b) the acquisition by Merrill Lynch Global Technology Fund, Inc. ("Technology Fund") of substantially all of the assets and liabilities of Internet Strategies Fund. If approved this simply means that you would become a stockholder of Merrill Lynch Global Technology Fund. Upon the reorganization you will receive shares of Merrill Lynch Global Technology Fund having the same aggregate net asset value as the shares you hold in Merrill Lynch Internet Strategies Fund, Inc.

The Fund's records indicate that we have not yet received your important vote. In an effort to avoid any further expenses to the Fund, we are asking you to please take a moment right now to submit your vote. In order for your vote to be counted and to avoid further solicitation, we must receive your voting instructions on or before Friday, September 28, 2001.

The Boards of Internet Strategies Fund and Internet Trust have approved the Reorganization and recommend that you vote in favor of the proposal.

   PLEASE TAKE A MOMENT TO CAST YOUR IMPORTANT VOTE

For your convenience, we have established three easy methods by which to register your vote:

     1.  By Phone:      Please call Georgeson Shareholder toll free at
         --------       1-888-742-6722.  Representatives are available to
                        take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

     2.  By Internet:   Visit www.proxyvote.com.  Once there, enter the
         -----------    12-digit control number located on your proxy card.

     3.  By Mail:       Return your executed proxy in the enclosed postage paid
         -------        envelope.  Please utilize this option only if methods
                        1 and 2 are unavailable, as we may not receive your executed proxy by September 28, 2001.


If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder at 1-888-742-6722.

Thank you for your prompt attention.
                                                                        NOBO

MERRILL LYNCH INVESTMENT MANAGERS


                               PLEASE VOTE NOW!

                 MERRILL LYNCH INTERNET STRATEGIES FUND, INC.
     -------------------------------------------------------------------

                   ** REMINDER REGARDING YOUR INVESTMENT**
     --------------------------------------------------------------------
                                                         September 6, 2001

Dear Stockholder:

We are writing to inform you that the Special Meeting of stockholders of the Merrill Lynch Internet Strategies Fund, Inc. ("Internet Strategies Fund") has been adjourned to Friday, September 28, 2001. The proposal being considered is the approval or disapproval of the Agreement and Plan of Reorganization ("Reorganization") providing for a) the acquisition by Internet Strategies Fund of all assets and liabilities of Master Internet Strategies Trust ("Internet Trust") in return for all the beneficial interests in Internet Trust owned by Internet Strategies Fund and b) the acquisition by Merrill Lynch Global Technology Fund, Inc. ("Technology Fund") of substantially all of the assets and liabilities of Internet Strategies Fund. If approved this simply means that you would become a stockholder of Merrill Lynch Global Technology Fund. Upon the reorganization you will receive shares of Merrill Lynch Global Technology Fund having the same aggregate net asset value as the shares you hold in Merrill Lynch Internet Strategies Fund, Inc.

The Fund's records indicate that we have not yet received your important vote. In an effort to avoid any further expenses to the Fund, we are asking you to please take a moment right now to submit your vote. In order for your vote to be counted and to avoid further solicitation, we must receive your voting instructions on or before Friday, September 28, 2001.

The Boards of Internet Strategies Fund and Internet Trust have approved the Reorganization and recommend that you vote in favor of the proposal.

   PLEASE TAKE A MOMENT TO CAST YOUR IMPORTANT VOTE

For your convenience, we have established three easy methods by which to register your vote:

     1.  By Touchtone:       Please refer to the "800" number printed on your
         ------------        voting instruction form.

     2.  By Internet:        Visit www.proxyvote.com.  Once there, enter
                             the 12-digit control number located on your proxy card.

     3.  By Mail:            Return your executed proxy in the enclosed postage
         -------             paid envelope.  Please utilize this option only if
                             methods 1 and 2 are unavailable, as we may not receive your executed proxy by September 28, 2001.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder at 1-888-742-6722.

Thank you for your prompt attention.


                                                                        OBO